Gabelli Global Multimedia Trust

Sub-Item 77E:  Legal Proceedings


The following two legal proceedings have been terminated as indicated below.

1.	U.S. District Court for the Southern District of New York
		Plaintiff:	Opportunity Partners L.P.
		Defendants:	Gabelli Global Multimedia Trust
			Mario J. Gabelli
			Dr. Thomas Bratter
			Bill Callaghan
			Felix J. Christiana
			James P. Conn
			Karl Otto P"hl
			Anthony R. Pustorino
			Salvatore J. Zizza
		Date Instituted:	August 28, 1997
		Settled with a Stipulation and Order of Dismissal Dated:
                January 11, 1999

2.	U.S. District Court for the Southern District of New York
		Plaintiff:	C. William Carter
		Defendants:	Gabelli Global Multimedia Trust
			Mario J. Gabelli
			Dr. Thomas Bratter
			Bill Callaghan
			Felix J. Christiana
			James P. Conn
			Karl Otto P"hl
			Anthony R. Pustorino
			Salvatore J. Zizza
		Date Instituted:	October 27, 1997
		Settled with a Stipulation and Order of Dismissal Dated:
                November 17, 1998

	The Registrant was named a party in the following legal proceeding which was instituted during the fiscal year ended December 31, 1998. The legal proceeding was terminated as indicated below

3.	U.S. District Court for the Southern District of New York
Plaintiff:	Ginger Miles
Defendents:	Gabelli Global Multimedia Trust,
				Mario J. Gabelli
			Dr. Thomas Bratter
			Bill Callaghan
			Felix J. Christiana
			James P. Conn
			Karl Otto P"hl
			Anthony R. Pustorino
			Salvatore J. Zizza
		Date Instituted:	January 21, 1998
		Settled with a Stipulation and Order of Dismissal Dated:	November 17,1998


	The following legal proceeding has been declared Moot.
        The Plaintiff's Application for Attorney's Fees is pending.

4.	U.S. District Court for the Southern District of New York
		Plaintiff:	Herman Stein
		Defendants:	Gabelli Global Multimedia Trust
			Mario J. Gabelli
			Dr. Thomas Bratter
			Bill Callaghan
			Felix J. Christiana
			James P. Conn
			Karl Otto P"hl
			Anthony R. Pustorino
			Salvatore J. Zizza
		Date Instituted:	November 6, 1997
		Case Declared Moot by Court:	July 1998




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